Exhibit 10.13
                                    [Confidential information has
                                     been  designated  with   the
                                     phrase:  Confidential infor-
                                     mation has  been omitted and
                                     filed  separately  with  the
                                     Commission.]


     Re:  DSS Receiver Support

Dear :

     Reference is made to that certain DIRECTV MDU System Operator Agreement ("Agreement'), dated the 25th day of August, 1997, by and between Wireless One,
Inc. ("System Operator") and DIRECTV, Inc. ("DIRECTV").   Capitalized terms not
defined herein shall have the meaning ascribed to them in the Agreement. All terms and conditions set forth in the Agreement and the exhibits thereto are hereby incorporated by reference and shall also apply to the transactions contemplated by this letter agreement.

     [Confidential information has been omitted and filed separately with the Commission.]

     The provision of DSS Receivers hereunder is subject to the following conditions:

     1. System Operator must be in compliance with all material terms and conditions of the Agreement.

     2. System Operator must submit all required Subscriber Information for each SO Subscriber in accordance with the Agreement. System Operator must further maintain, and submit upon the request of DIRECTV, inventory records reflecting the receipt of DSS Receivers from DIRECTV as well as the placement of such DSS Receivers in Units.

     3. [Confidential information has been omitted and filed separately with the Commission.]

     4. System Operator shall be responsible for all taxes and shipping charges in connection with the DSS Receivers.

     5. [Confidential information has been omitted and filed separately with the Commission.]

     6. [Confidential information has been omitted and filed separately with the Commission.]

     7. [Confidential information has been omitted and filed separately with the Commission.]

     8. EXCEPT AS EXPRESSLY PROVIDED HEREIN, DIRECTV MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE), REGARDING THE DSS RECEIVERS. ALL SUCH WARRANTIES ARE EXPRESSLY EXCLUDED. DIRECTV IS NOT RESPONSIBLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, RELATING TO THE DSS RECEIVERS, WHETHER BASED IN NEGLIGENCE OR OTHERWISE.

     9. System operator agrees to indemnify, defend and hold DIRECTV, its officers, employees, agents and representatives harmless from and against any and all claims, damages, liabilities, expenses (including reasonable attorneys' fees and costs of litigation), losses, judgments and assessments of any kind whatsoever directly or indirectly resulting from or in connection with system operator's use of the dss receivers. SYSTEM OPERATOR ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE LIMITED REMEDY PROVIDED IN THE PRECEDING PARAGRAPH, ANY RIGHTS AND REMEDIES WITH RESPECT TO THE DSS RECEIVERS MUST BE HANDLED DIRECTLY WITH THE MANUFACTURER OF SUCH SYSTEMS, NOT WITH DIRECTV.

     10. [Confidential information has been omitted and filed separately with the Commission.]

     11. [Confidential information has been omitted and filed separately with the Commission.]

     12. [Confidential information has been omitted and filed separately with the Commission.]

* * * *

     [Confidential information has been omitted and filed separately with the Commission.]

     Except as supplemented and modified hereby, the terms of the Agreement continue unmodified and in full force and effect.

     Please sign in the space provided below to indicate your agreement to the foregoing terms and conditions.

                                 Good selling.

                                 DIRECTV, INC.


                                 By:   /s/ Gene Gonzalez
                                    -------------------------------
                                      Gene Gonzalez
                                      Director
                                      Special Markets & Distribution

Agreed and Accepted:

By:  /s/ Wireless One, Inc.
   --------------------------
     System Operator name

    /s/ Henry Burkhalter, Sr.
   --------------------------
     Signature

    Henry Burkhalter, Sr.
   --------------------------
     Print name

    President & CEO
   --------------------------
     Title

     8-25-97
   --------------------------
     Date